UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒ Preliminary Proxy Statement
☐ Confidential, For Use of the Commission only (as permitted by Rule 14c-5(d)(2))
☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material under § 240.14a-12

INTERNATIONAL FOOD PRODUCTS GROUP, INC.
(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒ No Fee Required
☐ $125 per Exchange Act Rules O-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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☐ Fee paid previously with preliminary materials:
☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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INTERNATIONAL FOOD PRODUCTS GROUP, INC.

_____________________________________________

Notice of Special Meeting of Stockholders

_____________________________________________

Notice is hereby given that a special meeting of stockholders of International Food Products Group, Inc., a Nevada corporation, will be held at the law offices of Gary R. Henrie, Esq., located at 147 W. Election Road, Suite 200, Draper, Utah  84020 on Friday, October 17, 2008, beginning at 10:00 a.m. Utah time. The special meeting will be held for the following purpose:

1. To approve an amendment to the articles of incorporation of the Company that changes the name of the Company to “Advanced Technologies & Products Group, Inc.”; and

2. To transact such other business as may properly come before the meeting or any postponements or adjournments of the meeting.

September 24, 2008 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the special meeting and any postponements or adjournments, and only stockholders of record at the close of business on that date are entitled to notice and to vote at the special meeting.

We hope that you will use this opportunity to take an active part in our affairs by voting on the business to come before the special meeting either by executing and returning the enclosed proxy card or by casting your vote in person at the special meeting.

Stockholders unable to attend the special meeting in person are requested to date and sign the enclosed proxy card as promptly as possible.  If a stockholder receives more than one proxy card because he or she owns shares registered in different names or addresses, each proxy card should be completed and returned.

By Order of the Board of Directors,

Richard Damion
Chairman

[Missing Graphic Reference]

International Food Products Group, Inc.

620 Newport Center Drive
Suite 1100
Newport Beach, CA  92662

_____________________________________________

PROXY STATEMENT
_____________________________________________

GENERAL INFORMATION

Proxy Solicitation

This proxy statement is being first mailed on or about October 7, 2008, to stockholders of International Food Products Group, Inc. by the board of directors to solicit proxies for use at the special meeting of stockholders to be held at the law offices of Gary R. Henrie, Esq., 147 W. Election Road, Suite 200, Draper, Utah  84020 on Friday, October 17, 2008, beginning at 10:00 a.m. Utah time, and any postponements or adjournments to the meeting, for the purposes set forth in the accompanying notice of special meeting.

Proxies for use at the meeting are being solicited by our board of directors and will be solicited chiefly by mail. In addition to the solicitation of proxies by mail, directors, officers and regular employees may communicate with stockholders personally or by mail, telephone, telegram, or otherwise for the purpose of soliciting proxies, but no additional compensation will be paid to any of these persons for solicitation. The cost of soliciting proxies, including expenses in connection with preparing and mailing this proxy statement, will be borne by the Company. In addition, we will reimburse banks, brokers and other nominees for their reasonable out-of-pocket expenses in forwarding soliciting material to beneficial owners of shares held of record by these persons.

Only one proxy statement is being delivered to two or more security holders who share an address unless we have received contrary instruction from one or more of the security holders. We will promptly deliver upon written or oral request a separate copy of the proxy statement to a security holder at a shared address to which a single copy of the document was delivered. If you would like to request additional copies of the proxy statement, or if in the future you would like to receive multiple copies of proxy statements, information statements or annual reports, or, if you are currently receiving multiple copies of these documents and would, in the future, like to receive only a single copy, please so instruct Gary R. Henrie, the Company’s Corporate Counsel, by writing to him at 147 W. Election Road, Suite 200, Draper, Utah  84020.

Revocability and Voting of Proxy

A form of proxy for use at the special meeting is enclosed. Stockholders may revoke the authority granted by their execution of proxies at any time before their effective exercise by filing with our Corporate Counsel a written notice of revocation or a duly executed proxy bearing a later date, or by voting in person at the meeting.  Shares of common stock represented by executed and unrevoked proxies will be voted in accordance with the choice or instructions specified. If no specifications are given, the proxies solicited by the board of directors will be voted "FOR" the approval of the amendment to our articles of incorporation referred to in the accompanying notice of special meeting, and such other matters as may duly come before the meeting.

Record Date and Voting Rights

September 24, 2008 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the special meeting, and any postponements or adjournments. As of the record date, there were 485,468,501 shares of our common stock issued and outstanding.  In addition there is preferred stock outstanding that has the right to cast 240,000,000 votes at the meeting.  A majority of the shares entitled to vote, present in person or represented by proxy, will constitute a quorum at the meeting. With respect to the tabulation of proxies for purposes of constituting a quorum, abstentions and broker non-votes are treated as present.

Each share of common stock issued and outstanding on the record date is entitled to one vote on any matter presented for consideration and action by the stockholders at the special meeting.   Preferred stock holders of the Company are entitled to a total of 240,000,000 votes.  The affirmative vote of the holders of a majority of the voting power is required for the adoption of the amendments to our articles of incorporation referred to in the accompanying notice of special meeting.

Under the Nevada General Corporation Law, stockholders do not have any rights of appraisal or similar rights of dissenters with respect to the proposal set forth in this proxy statement.

Interest of Officers and Directors in Matters to Be Acted Upon

None of our officers or directors have any interest in any of the matters to be acted upon.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table provides the beneficial ownership of our common stock by each person known by us to beneficially own more than 5% of our common stock outstanding as of September 24, 2008, and by the officers and directors of the Company as a group. Except as otherwise indicated, all shares are owned directly.

	Common	Percent of
Name and Address	Shares	Class (1)

Richard Damion (2)	57,643,457	14%
895 Dove Street, 3rd Floor
Newport Beach, CA 92660

Joseph R. Rodriguez, Jr. (3)	38,814,574	9%
895 Dove Street, 3rd Floor
Newport Beach, CA 92660

Robert George	6,784,998	2%
895 Dove Street, 3rd Floor
Newport Beach, CA 92660

Ketan Mehta	82,540,000	19%
895 Dove Street, 3rd Floor
Newport Beach, CA 92660

All executive officers and directors	171,283,029	40%
as a group (four)

(1) All percentages are calculated by giving effect to the potential exercise of options held by the applicable person, entity or group, but without giving effect to the potential exercise of options held by any other person, entity or group.

(2) Of the 57,643,457 common shares held by Mr. Damion, 51,643,457 shares are owned outright. The remaining 6,000,000 shares are shares which can be acquired by Mr. Damion through the exercise of options.  Mr. Damion also owns 16,000,000 shares of preferred stock that have super voting rights of 15 votes at any meeting of shareholders for each share of preferred stock owned.

(3) Of the 38,814,574 common shares held by Mr. Rodriguez, 32,814,574 shares are owned outright. The remaining 6,000,000 shares are shares which can be acquired by Mr. Rodriguez through the exercise of options.

Proposal No. 1

APPROVAL OF AMENDMENT OF THE ARTICLES OF INCORPORATION TO CHANGE OUR NAME TO ADVANCED TECHNOLGIES & PRODUCTS GROUP, INC.

The Board of Directors has approved an amendment to our articles of incorporation changing the Company’s name to “Advanced Technologies & Products Group, Inc.” The name change is intended to more accurately reflect the nature of our business that the Board of Directors has now determined to pursue.

Vote Required

The affirmative vote of the holders of a majority of the voting power of our outstanding shares of common and preferred stock is required for the adoption of this proposal. Abstentions and broker non-votes have the same legal effect as a vote cast against this proposal. If approved, the amendment will become effective following the filing of the certificate of amendment with the Secretary of State of the State of Nevada.

THE BOARD OF DIRECTORS DEEMS PROPOSAL NO. 1 - APPROVAL OF AN AMENDMENT OF THE ARTICLES OF INCORPORATION TO CHANGE OUR NAME TO ADVANCED TECHNOLGIES & PRODUCTS GROUP, INC. TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE “FOR” APPROVAL THEREOF.

OTHER BUSINESS AT THE SPECIAL MEETING

Management is not aware of any others matters to come before the special meeting. However, to the extent that additional matters do come before the meeting or any postponement or adjournment thereof, the proxies confer discretionary authority with respect to acting thereon, and the persons named in such proxies intend to vote, act and consent in accordance with their best judgment with respect thereto.

SHAREHOLDER PROPOSALS

Any shareholder who wishes to submit a proposal for action to be included in the proxy statement for our 2009 annual meeting of shareholders must submit the proposal so that it is received by our corporate counsel by January 1, 2009.

MISCELLANEOUS

All stockholder inquiries, including requests for the following: (i) change of address; (ii) replacement of lost stock certificates; (iii) common stock name registration changes; (iv) quarterly reports on Form 10-Q; (v) Annual Reports on Form 10-K; (vi) proxy material; and (vii) information regarding stockholdings, should be directed to Gary R. Henrie, Corporate Counsel, at 147 W. Election Road, Suite 200, Draper, Utah  84020.

In addition, the Company’s public reports, including quarterly reports on Form 10-Q, Annual Reports on Form 10-K and proxy statements can be obtained through the Securities and Exchange Commission’s EDGAR Database over the Internet at www.sec.gov.

By Order of the Board of Directors

Richard Damion
Chief Executive Officer
September 25, 2008

INTERNATIONAL FOOD PRODUCTS GROUP, INC.

PROXY CARD

Special Meeting of Shareholders

October 17, 2008

This Proxy is solicited on behalf of the Board of Directors.

The undersigned shareholder(s) of INTERNATIONAL FOOD PRODUCTS GROUP, INC., a Nevada corporation, hereby acknowledge(s) receipt of the Proxy Statement dated September 25, 2008, and hereby appoint(s) Richard Damion, proxy and attorney-in-fact, with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned at a special meeting of Shareholders of International Food Products Group, Inc., to be held on Friday, October 17, 2008 at 10:00 a.m. Utah time, at the law offices of Gary R. Henrie, Esq., located at 147 W. Election Road, Suite 200, Draper, Utah  84020 and at any postponement or adjournments thereof, and to vote all shares of common stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side:

PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY

THE DIRECTORS RECOMMEND A VOTE "FOR" PROPOSAL NO. 1.

THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ITEM 1. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING THE PERSON NAMED IN THIS PROXY WILL VOTE IN THEIR DISCRETION.

Vote on Proposal

Proposal No. 1 - To authorize an amendment to the Company's Articles of Incorporation changing the Company’s name to Advanced Technologies & Products Group, Inc.

☐ FOR  ☐ AGAINST  ☐ ABSTAIN

The undersigned acknowledges receipt of the Notice of Special Meeting of Shareholders and the Proxy Statement furnished therewith.

PLEASE SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY.

IMPORTANT:
Please sign exactly as name appears at left. Each joint owner should sign. Executors, administrators, trustees, etc. should give full title as such. If signer is a corporation, please give full corporate name by duly authorized officer. If a partnership, please sign in partnership name by authorized person.

Date:
Signature

Date:
Signature (Joint Owners)

Appendix A

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada  89701-4299
(775) 684 5708
Website:  secretaryofstate.biz

Certificate of Amendment
(PURSUANT TO NRS 78.385 and 78.390)

Important:  Read attached instructions before completing form.

Certificate of Amendment to Articles of Incorporation
For Nevada Profit Corporation
(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation: International Food Products Group, Inc.

2. The articles have been amended as follows:  (provide article numbers, if available):

Article 1 of the Company’s Articles is amended to read: “Advanced Technologies & Products Group, Inc.”

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is: [  ]%

4. Effective date of filing (optional): ____________________________________________
(must not be later than 90 days after the certificate is filed)

5. Officer Signature (required): ____________________________________________

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT:  Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

SUBMIT IN DUPLICATE

This form must be accompanied by appropriate fees.  See attached fee schedule.